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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 1-10308

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                        August 28, 1998 (August 27, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


        Delaware                                   06-0918165
(State or Other Jurisdiction of                    (IRS Employer
Incorporation or Organization)                   Identification No.)

6 Sylvan Way, Parsippany, New Jersey                  07054
(Address of Principal Executive Office)            (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)


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ITEM 5.   OTHER

Audit Committee Report. On August 27, 1998, Cendant Corporation (the "Company") announced that the Audit Committee of its Board of Directors had presented to the Board of Directors its report on the investigation into the accounting irregularities uncovered in the former CUC businesses and its conclusions regarding responsibility for those actions. Reference is made to Exhibit 99.2 for a copy of the full report of the Audit Committee which is incorporated herein by reference in its entirety. A summary of the Audit Committee Report is attached hereto as Exhibit 99.1.

Delay in Form 10-K/A Filing and Postponement of Annual Meeting. On August 27, 1998, the Company also announced that it expected to file its restated financial statements on a Form 10-K/A in late September due to additional revisions to its accounting policies as requested by the Securities and Exchange Commission (the "SEC"). The Company has completed preparation of preliminary restated financial statements for its 1997, 1996 and 1995 fiscal years. These financial statements are consistent with the Company's earlier disclosures regarding the extent and nature of accounting errors and irregularities at business units of the former CUC International Inc. ("CUC"). However, the SEC has requested the Company to implement further changes in the Company's revenue recognition accounting policy for individual memberships as part of the SEC's ongoing review of revenue recognition accounting policies by all companies that sell services with a full refund offer. The accounting policy change requested by the SEC goes beyond those believed necessary and appropriate by Deloitte & Touche LLP and Arthur Andersen to correct accounting irregularities and errors.

The Company also announced that it has postponed its Annual Meeting of Shareholders scheduled for October 1, 1998 until a later date.

The press releases relating to the foregoing announcements are filed herewith as Exhibits 99.4 and 99.5, respectively, and are incorporated by reference herein in their entirety.



ITEM 7.   EXHIBITS

Exhibit
  No.        Description
-------      -----------

99.1         Summary of Conclusions of the Audit Committee Report

99.2         Audit Committee Report

99.3         Addendum to the Audit Committee Report

99.4 Press Release: Cendant Audit Committee Reports to Board of Directors on Its Investigation into Accounting Irregularities, dated August 27, 1998.

99.5         Press Release: Cendant to Delay 10-K Filing, dated August 27, 1998.

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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CENDANT CORPORATION



                                             By: /s/ James E.  Buckman
                                                 ---------------------
                                                 James E.  Buckman
                                                 Senior Executive Vice President
                                                 and General Counsel



Date: August 28, 1998




















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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                 Report Dated August 28, 1998 (August 27, 1998)


                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
99.1             Summary of Conclusions of the Audit Committee Report

99.2             Audit Committee Report

99.3             Addendum to the Audit Committee Report

99.4 Press Release: Cendant Audit Committee Reports to Board of Directors on Its Investigation into Accounting Irregularities, dated August 27, 1998.

99.5             Press Release: Cendant to Delay 10-K Filing, dated August 27,
                 1998.




















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